--------------------------------------------------------------------------------


                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2005

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2005-1 Indenture dated as of March 23, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-1)

                      American Home Mortgage Securities LLC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-121581                 20-0103914
         --------                      ----------                 ----------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)

520 Broadhollow Road
Melville, New York                                                   11747
------------------                                                   -----
(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (516) 396-7700.



--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a 12(b) under the Exchange Act (17 CFR 240.14a 12(b))

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.        Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMERICAN HOME MORTGAGE SECURITIES
                                           LLC

                                           By: /s/ Alan Horn
                                              ------------------------------
                                           Name:   Alan Horn
                                           Title:  Executive Vice President

Dated: March 21, 2005

                                  EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

25.1 Statement of Eligibility of Deutsche Bank National Trust Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.